UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2026

Paymentus Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40429	45-3188251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11605 North Community House Road, Suite 300
Charlotte, North Carolina		28277
(Address of Principal Executive Offices)		(Zip Code)

(888) 440-4826 Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, the Board of Directors (the “Board”) of Paymentus Holdings, Inc. (the “Company”), based upon the recommendation of the Compensation Committee of the Board (the “Committee”), approved the grant of time-based restricted stock units (“RSUs”) under the Company’s 2021 Equity Incentive Plan (the “Plan”) to Dushyant Sharma, the Company’s President and Chief Executive Officer. The Committee recommended the grant of the RSU award to Mr. Sharma after consultation with Compensia, the Committee’s independent compensation consultant, and the Committee’s review of the market and CEO equity compensation at Company peers.

Mr. Sharma was granted 480,000 RSUs on April 7, 2026. Each RSU represents the right to receive one share of the Company’s Class A common stock upon vesting. Consistent with RSU grants to the Company’s other executive officers, one fifth of the RSUs will vest on the one-year anniversary of the grant date, and one twentieth of the RSUs will vest on a quarterly basis thereafter beginning on August 15, 2027 and concluding on May 15, 2031, subject to Mr. Sharma’s continued service to the Company through the applicable vesting date. Quarterly vesting dates with respect to any calendar year are February 15, May 15, August 15 and November 15. The RSU Award was granted pursuant to, and in accordance with, the terms of the Plan and the form of Restricted Stock Unit Award Agreement (the “RSU Agreement”), which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2026. This summary description does not purport to be complete and is qualified entirely by reference to the full text of the RSU Agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1+

Form of Restricted Stock Unit Award Agreement for Employees under the 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed with the SEC on March 13, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYMENTUS HOLDINGS, INC.

Date:	April 8, 2026	By:	/s/ Sanjay Kalra
Sanjay Kalra Senior Vice President and Chief Financial Officer